UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

NOBLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53433	71-0934772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3044 North 33rd Avenue Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 455-0507

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 5, 2009, Lawrence Scharfman & Co., CPA P.C. (“Scharfman”) resigned as the principal independent accountants for the Registrant.

Scharfman had been the Registrant’s principal independent accountants and had reported on the financial statements for the years ended December 31, 2008 and December 31, 2007. Except as described below, the audit report of Scharfman on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Scharfman’s 2008 audit report relating to the audit of the Registrant’s financial statements for the year ended December 31, 2008 included an emphasis paragraph relating to an uncertainty as to the Registrant’s ability to continue as a going concern in light of their lack of revenues and history of losses.

In connection with the audits of the Registrant’s consolidated financial statements for the years ended December 31, 2008 and through the date of this current report, there were: (1) no disagreements between the Registrant and Scharfman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused Scharfman to make reference to the subject matter of the disagreement in their report on the Registrant’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 of Regulation S-K.

The Registrant provided Scharfman with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish the Registrant a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter dated May 5, 2009, furnished by Scharfman in response to that request is filed herewith as Exhibit 16.

The Registrant has engaged M&K CPAS, PLLC of Houston, Texas (“M&K”) to assume the role of its new principal independent accountants. The decision to engage M&K was approved by the Board of Directors on April 30, 2009. The Registrant signed the M&K engagement letter on April 30, 2009 after M&K completed its internal procedures related to new attest client acceptance.

During the periods ended December 31, 2008 and through the date of the firm’s engagement the Registrant did not consult with M&K with regard to:

1.	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or
2.	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16	Letter From Lawrence Scharfman & Co., CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INNOVATIONS, INC.

By: /S/ William Gray
William Gray, Chief Executive Officer

Date:  May 5, 2009